EXHIBIT 10.1

                          P R O M I S S O R Y   N O T E




To:  Zennie Morris                                 Principal Sum:  US $25,000.00
     (the "Creditor")                                     Expiry: April 24, 2001
     Providenciales
     Turks & Caicos Islands, B.W.I.

FOR VALUE RECEIVED, Second Stage Ventures, Inc. (the "Debtor") does hereby promise to pay to, or to the order of, the Creditor, the principal sum of US $25,000.00 on or before April 24, 2001 without interest.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonour.

This note is not assignable.

Payments made or notices given by a party hereto must be given to the other party at its address appearing above (or such other address as that party may have provided in writing).

Dated effective as of the 24th day of October, 2000.


THE CORPORATE SEAL of Second Stage           )
Ventures, Inc. was hereunto affixed in the   )
presence of:                                 )
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                                             )   c/s
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Authorized Signatory                         )
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Authorized Signatory                         )
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